Earnings Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share
(11)	Earnings Per Share

The Company computes earnings per share in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 260, Earnings Per Share (“ASC 260”).  TrustCo adopted FASB Staff Position on Emerging Issues Task Force 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, as codified in FASB ASC 260-10 (“ASC 260-10”), which clarified that unvested share-based payment awards that contain nonforfeitable rights to receive dividends or divided equivalents (whether paid or unpaid) are participating securities, and thus, should be included in the two-class method of computing earnings per share (“EPS”).  Participating securities under this statement include the unvested employees’ and directors’ restricted stock awards with time-based vesting, which receive nonforfeitable dividend payments.  At December 31, 2019, 2018 and 2017, the Company no longer has unvested awards that would be considered participating securities.

A reconciliation of the component parts of earnings per share for 2019, 2018 and 2017 follows:

(dollars in thousands, except per share data)	For the years ended December 31
	2019	2018	2017

Net income	$57,840	61,445	43,145
Weighted average common shares	96,849	96,505	96,111

Effect of dilutive common stock options	78	141	111

Weighted average common shares including potential dilutive shares	96,927	96,646	96,222

Basic EPS	$0.597	0.637	0.449

Diluted EPS	$0.597	0.636	0.448

 For the year ended December 31, 2019, there were no antidilutive stock options excluded from diluted earnings per share. For the year ended December 31, 2018, there were 319 thousand antidilutive stock options excluded from diluted earnings per share. The stock options are antidilutive because the strike price is greater than the average fair value of the Company’s common stock for the periods presented.